MH Elite Portfolio of Funds Trust

MH Elite Income Fund of Funds

Schedule of Investments

September 30, 2023 (Unaudited)

Mutual Funds (91.8%)	Shares	Value

Fidelity Floating Rate High Income	94,801	$ 876,908
USAA Intermediate-Term Bond	90,580	794,388
Carillion Reams Core Plus Bond Class I	26,856	765,132
Dodge & Cox Income Class I	63,792	757,851
Dodge & Cox Global Bond Class I	71,173	727,384
BrandywineGLOBAL High Yield Class I	72,104	694,361
Fidelity Multi-Asset Income	54,759	692,152
River Canyon Total Return Bond Class I	65,789	650,000
PIMCO Income Class I	62,480	636,674
Vanguard Tax-Managed Balance Adm Class	16,590	629,262
Vanguard Emerging Markets Bond Adm Class	28,317	615,055
Artisan High Income Advisor	65,363	563,426
PIMCO Inflation Response Multi-Asset Class I	70,253	534,623
Franklin Convertible Securities Adv Class	25,445	500,000
Fidelity Strategic Dividend & Income	30,261	465,117
PIMCO Low Duration Income Class I	58,914	456,584
T Rowe Price Floating Rate	43,956	404,396
BBH Limited Duraction Class I	39,836	402,739
Fidelity Select Utilities Portfolio	4,221	390,403
T Rowe Price Global Multi-Sector Bond Inv Class	31,864	301,114

Total Mutual Funds (Cost $ 12,576,800)		11,857,569

Short-Term Securities (7.4%)

Fidelity Institutional Money Market (Cost $ 953,743)		953,743

Total Short-term Securities		953,743

Total Investments in Securities (Cost $ 13,530,543) (99.2%)		12,811,312

Net Other Assets and Liabilities (0.8%)		107,646

Net Assets (100%)		$ 12,918.958

As of September 30, 2023, the investment cost and aggregate unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investment securities	$12,576,800
Unrealized appreciation	9,042
Unrealized depreciation	728,273
Net unrealized appreciation (depreciation)	(719,231)

MH Elite Portfolio of Funds Trust

MH Elite Income Fund of Funds

September 30, 2023 (Unaudited)

Security Valuation - ASC 820 (formerly Statement of Financial Accounting Standards No. 157) establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements.  The topic establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).

All securities purchased by the Funds trade on national stock exchanges, are liquid and have closing prices that are readily available for use in pricing the Funds’ securities on a daily basis.  Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2023:

MH Elite Income Fund of Funds

Description	Level 1 – Quoted prices	Level 2 – Other significant observable inputs	Level 3 – Significant unobservable inputs	Total
Mutual Funds	$ 11,857,569	-	-	$ 11,857,569
Short Term Investments	953,743	-	-	953,743
Total Investments in Securities	$ 12,811,312	-	-	$ 12,811,312

For additional information on the Fund’s policy regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent financial statements included in its semiannual or annual report to shareholders.

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